UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2022
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816		39-1486475
__________________________________ (State or other jurisdiction of incorporation)	_____________________ (Commission File Number)		____________________________ (I.R.S. Employer Identification No.)

250 E. Kilbourn Avenue	Milwaukee,	Wisconsin	53202
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(414)	347-6480

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders
Our Annual Meeting of Shareholders was held April 28, 2022. At that meeting, shareholders took the following actions with respect to the proposals described in our 2022 Proxy Statement:
1.     The following directors were elected:

	For	Withheld	Broker Non-Votes
Analisa M. Allen	253,373,167	529,560	14,976,367
Daniel A. Arrigoni	252,992,964	909,763	14,976,367
C. Edward Chaplin	253,467,670	435,057	14,976,367
Curt S. Culver	249,109,302	4,793,425	14,976,367
Jay C. Hartzell	252,989,059	913,668	14,976,367
Timothy A. Holt	248,717,402	5,185,325	14,976,367
Jodeen A. Kozlak	247,150,363	6,752,364	14,976,367
Michael E. Lehman	244,850,136	9,052,591	14,976,367
Teresita M. Lowman	253,554,280	348,447	14,976,367
Timothy J. Mattke	252,534,740	1,367,987	14,976,367
Gary A. Poliner	252,115,966	1,786,761	14,976,367
Sheryl L. Sculley	252,922,548	980,179	14,976,367
Mark M. Zandi	252,495,849	1,406,878	14,976,367

2.    The compensation of our named executive officers for 2021 was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
249,866,115	3,722,936	313,676	14,976,367

3.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022 was approved by the following vote:

For	Against	Abstain
257,333,051	11,456,340	89,701

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	May 2, 2022	By: \s\ Paula C. Maggio
Paula C. Maggio
Executive Vice President, General Counsel and Secretary